Principal Diversified Select Real Asset Fund
Supplement dated September 16, 2019
to the Statement of Additional Information dated June 25, 2019
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
Delete all references to Michael J. Beer.
Under Leadership Structure and Board of Trustees, delete the following sentence from the first paragraph:
The Board is currently composed of twelve members, nine of whom are Independent Trustees.
Under Trustees, in the independent trustees’ table, add “Member Executive Committee” to the “Position(s) Held with Fund and Length of Time Served” column for Craig Damos.
Under Officers, add the following row in alphabetical order to the current officers’ table:

Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)	President - Principal Funds, PLIC (since 2019) Principal Executive Officer, OFI Carlyle Private Credit JV (Oppenheimer Funds) (2011-2019)

INVESTMENT ADVISORY AND OTHER SERVICES
Effective on or about November 1, 2019, in the Investment Advisors section, add the following to the bulleted paragraph for Tortoise Capital Advisors, L.L.C.:
Tortoise and Tortoise Credit Strategies, LLC (“TCS”), with PGI’s consent, have entered into a sub-sub-advisory agreement for the Fund. TCS was founded in 2015. TCS is an investment advisor and is an indirectly wholly owned subsidiary of Tortoise Investments.
Effective on or about November 1, 2019, add the following new section after Sub-Advisory Agreements:
Sub-Sub-Advisory Agreement
Tortoise (and not PGI or the Fund) compensates TCS from the sub-advisory fee that Tortoise receives from PGI. Fees are based on the portion of Fund assets that PGI allocates to Tortoise.

	Assets Under Management
	First Year	First $50 million	Next $50 million	Next $100 million	Next $150 million	Over $350 million
TCS Sub-Sub-Advisory Fee	0.21%	0.24%	0.23%	0.21%	0.20%	0.18%

APPENDIX B - PROXY VOTING POLICIES
Effective on or about November 1, 2019, add the Tortoise Credit Strategies, LLC proxy voting policy.

1

Tortoise Credit Strategies, LLC
Policy
Proxy Voting Policies and Procedures
Implementation Date: 06/2016
Most Recent Amendment Date: 11/2018
Introduction
Unless a client directs Tortoise Credit Strategies, LLC (the “Adviser”) otherwise in writing, the Adviser will vote proxy materials and any other documentation requiring voting (included in the term “proxy” or “proxies” used herein) for its clients. In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote. When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting. In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Chief Executive Officer. The Chief Executive Officer and Chief Compliance Officer will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.
In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted and consent rights are exercised in the best interests of its clients and their investors. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser is voting proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting. If there are any differences between these policies and procedures and the proxy voting policies and procedures adopted by a registered investment company client, the policies and procedures of the registered investment company client will supersede these policies and procedures.

General

A.
The Adviser primarily manages client accounts of fixed income securities. The Adviser shall evaluate each fixed income proxy matter on a case-by-case basis, taking into account the unique circumstances related to a particular borrower and other relevant factors. Because fixed income proxy matters are expected to generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations, the Adviser does not believe it is prudent to adopt pre-established voting guidelines.

B.
In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters associated with equity securities, such as election of directors, approval of auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation, the proxies usually will be voted in accordance with the recommendations of management of the issuer unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. In the event it is determined to be in the best interests of clients to vote against issuer management recommendations, the reasons for such determination will be documented. On non-routine matters, such as amendments to governing instruments and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of its clients, and registered investment company clients’ shareholders.

C.
The Chief Investment Officer or his designee, is responsible for monitoring Adviser’s proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

D.
The Chief Investment Officer or his designee, shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

E.
All decisions regarding proxy voting shall be determined by the Chief Investment Officer or his designee, and shall be executed by the Chief Investment Officer or his designee or, if the proxy may be voted electronically, electronically voted by the Chief Investment Officer or his designee, including any of the individuals listed on Exhibit A hereto. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

F.	The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

G.
In certain limited circumstances, particularly in the area of structured finance, the Adviser may enter into voting agreements or other contractual obligations that govern the voting of shares or other interests and, in such cases, will vote any shares or other interests by proxy in accordance with such agreement or obligation. In addition, where the Adviser determines that there are unusual costs and/or difficulties associated with voting a particular security, which more typically might be the case with respect to securities of non-U.S. issuers, the Adviser reserves the right not to vote a security by proxy unless the Adviser determines that the potential benefits of voting the security exceed the expected cost. Other factors that may influence the Adviser’s determination not to vote a debt or equity security include if: (1) the effect on the applicable client’s economic interests or the value of the account’s holding is insignificant in relation to the client’s account as a whole; (2) the cost of voting the security outweighs the possible benefit to the applicable client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the account managers to effect trades in the related security; or (3) the Adviser otherwise determines that it is consistent with the Adviser’s fiduciary obligations not to vote the security.

Conflicts of Interest
The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the the Chief Investment Officer or any portfolio manager actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•	The Adviser, any venture capital fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.
This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser’s Chief Compliance Officer.
If a material conflict is identified, the Adviser will seek to resolve any such conflict in the client’s best interest in accordance with these proxy voting policies and procedures by pursuing any one of the following courses of action: (i) voting in accordance with the voting guidelines or factors set forth in these proxy voting policies and procedures; (ii) voting in accordance with the recommendation of an independent third-party service provider; (iii) voting in accordance with the instructions of the client; or (iv) not voting or abstaining from voting the securities. The Adviser’s Chief Executive Officer and Chief Compliance Officer will determine which course of action to pursue.

Recordkeeping
The Chief Investment Officer, or personnel of the Adviser designated by the Investment Committee as listed on Exhibit A hereto, are responsible for maintaining the following records:

•	proxy voting policies and procedures;

•
proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast and abstentions; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.
Exhibit A
Designees for Voting of Proxies
Portfolio manager(s) for the applicable strategies
Designated Personnel for Record Keeping
Brian Paur